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                               EXHIBIT 10.25

                            INDEMNITY AGREEMENT

          As of February 28, 1999, each of the following directors have entered into an Indemnity Agreement identical to the form of Indemnity Agreement that is incorporated by reference from Exhibit 10(c) of the Company's Form 10-Q Quarterly Report for the fiscal quarter ended June 30, 1997:

                           Richard L. Antonini
                           John D. Boyles
                           William P. Crawford
                           Richard M. DeVos, Jr.
                           William G. Gonzalez
                           James P. Hackett
                           Erina Hanka
                           Earl D. Holton
                           Robert L. Hooker
                           Michael J. Jandernoa
                           Kevin T. Kabat
                           Fred P. Keller
                           John P. Keller
                           Hendrik G. Meijer
                           Percy A. Pierre
                           Marilyn J. Schlack
                           Peter F. Secchia
                           David J. Wagner
                           Margaret Sellers Walker
                           Robert H. Warrington